Exhibit 32.1

Section 1350 CERTIFICATION

In connection with this Quarterly Report of Alliance MMA, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Danner, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2017	By:	/s/ Paul Danner
Paul Danner
Chief Executive Officer
(Principal Executive Officer)